UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2021

Herbalife Nutrition Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman Cayman Islands	KY1-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 10, 2021, Herbalife Nutrition Ltd., a Cayman Islands exempted company incorporated with limited liability (“Herbalife Nutrition”), HLF Financing SaRL, LLC, an indirect wholly-owned subsidiary of Herbalife Nutrition (“HLF Financing”), Herbalife International, Inc., an indirect wholly-owned subsidiary of Herbalife Nutrition (“HII”), and Herbalife International Luxembourg S.à R.L., an indirect wholly-owned subsidiary of Herbalife Nutrition (“HIL” and, collectively with Herbalife Nutrition, HLF Financing and HII, the “Borrowers”), certain subsidiaries of the Borrowers party thereto as guarantors, the lenders party thereto, and Jefferies Finance LLC, as administrative agent for the lenders under the term loan B facility and as collateral agent (“Jefferies”), entered into a third amendment (the “Third Amendment”) to the Credit Agreement dated as of August 16, 2018 among the Borrowers, the lenders party thereto, Jefferies, and Coöperatieve Rabobank U.A., New York Branch, as administrative agent for the lenders under the term loan A facility and the revolving credit facility (the “Credit Agreement”). Pursuant to the Third Amendment, among other things, the interest rate for borrowings under the term loan B facility under the Credit Agreement will be reduced to either the eurocurrency rate plus a margin of 2.50%, or the base rate plus a margin of 1.50%.

The foregoing summary of the Third Amendment is not complete and is qualified in its entirety by reference to the complete text of the Third Amendment a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

The 2021 Annual General Meeting of Shareholders of Herbalife Nutrition will be held on April 28, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Third Amendment to Credit Agreement, dated as of February 10, 2021, by and among HLF Financing SaRL, LLC, Herbalife Nutrition Ltd., Herbalife International Luxembourg S.à R.L., Herbalife International, Inc., Herbalife Nutrition’s subsidiaries party thereto as subsidiary guarantors, the several banks and other financial institutions or entities party thereto as lenders and Jefferies Finance LLC, as administrative agent for the Term Loan B Lenders and collateral agent.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on February 11, 2021 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Nutrition Ltd.

February 11, 2021	By:	/s/ Alexander Amezquita
	Name:	Alexander Amezquita
	Title:	Chief Financial Officer